February 27, 2013

Dear Modern Woodmen Member:

As a valued Modern Woodmen of America variable product certificate holder, we are pleased to provide you with the annual reports for the investment options you have selected under your Modern Woodmen of America certificate(s). Because some fund families combine their fund reports into one document, you may receive additional fund reports for investment options you are not invested in.

These reports provide an update on each portfolio's investment holdings and financial information as of December 31, 2012. The performance information shown in the annual reports does not reflect product charges.

As always, remember that past performance does not predict or guarantee future returns.

If you have received this information on a CD-ROM, you may revoke your consent to receive prospectuses, annual and semi-annual reports by CD-ROM at any time and receive paper copies of these documents without charge or penalty by contacting us in writing at the address listed above or by calling us toll-free at 1-866-628-6776.

If you presently receive paper copies of your prospectus, annual and semi-annual reports but wish to receive them on CD-ROM, please call 1-866-628-6776.

We hope you find the enclosed information helpful. If you have any questions concerning your certificate(s), please do not hesitate to call your Modern Woodmen of America registered representative or the Variable Product Administrative Center.

We appreciate and value your business and look forward to continuing to serve you.

Fraternally,


W. Kenny Massey
President and CEO
Modern Woodmen of America